FORM 8-K


                           SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549



                                     CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the Securities
                                   Exchange Act of 1934


                                       June 22, 2001



                                     AJAY SPORTS, INC.
                   (Exact Name of Registrant as specified in its charter)



   DELAWARE                          0-18204                        39-1644025
---------------                  ------------------              -------------
(State or other                   (Commission file            (I.R.S. Employer
 jurisdiction of                      number)           Identification Number)
 incorporation or
 organization)

32751 Middlebelt Road, Ste. B
Farmington Hills, MI                                                     48334
-------------------------------------                    ---------------------
(Address of Principal Executive Offices)	                          (Zip Code)


          Registrant's telephone number, including area code:  (248) 851-5651


                                       N/A
               -------------------------------------------------
           Former name or former address, if changed from last report

Item 5:	Other Events

            On June 20, 2001, the Board of Directors of Ajay Sports, Inc.
            (the "Registrant") extended the expiration date of the Registrant's publicly traded common stock warrants until June 30, 2002. The warrants were set to expire on June 30, 2001 had they not been extended. The exercise of six warrants allows the holder to purchase one share of the common stock of the Registrant for
            $6.00 per share.   The warrants are traded under the symbol
            "AJAYW".

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 AJAY SPORTS, INC.



                                 By   \s\Ronald N. Silberstein
                                      -------------------------------
                                      Robert N. Silberstein
                                      Chief Financial Officer

Date:   June 22, 2001